Exhibit 10.2

Sixth Amendment to Credit Agreement
This Sixth Amendment to Credit Agreement (this “Sixth Amendment”), dated as of February 1, 2019 (the “Sixth Amendment Effective Date”), is among Brazos Valley Longhorn, L.L.C., a Delaware limited liability company (“WildHorse LLC”) and successor by merger to WildHorse Resource Development Corporation, a Delaware corporation (“WildHorse Corp.”); each of the Guarantors party hereto (the “Guarantors” and collectively with the Borrower, the “Loan Parties”); each of the Lenders party hereto; and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S:
A.    WildHorse Corp., the Administrative Agent and the Lenders party thereto executed and delivered that certain Credit Agreement dated as of December 19, 2016 (as amended or otherwise modified from time to time to date pursuant to the terms thereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.    Chesapeake Energy Corporation (“Chesapeake”), Coleburn Inc. (“Merger Sub”) and WildHorse Corp. were parties to that certain Agreement and Plan of Merger dated as of October 29, 2018 (as amended, restated, modified and supplemented prior to the date hereof, the “WildHorse Merger Agreement”). WildHorse LLC and Brazos Valley Longhorn Finance Corp., a Delaware corporation (“WildHorse Co-Issuer”), are, and (immediately before the effectiveness of this Sixth Amendment) Merger Sub was, wholly owned subsidiaries of Chesapeake. Contemporaneously with the effectiveness of this Sixth Amendment, (1) WildHorse Corp. merged into Merger Sub, with WildHorse Corp. as the sole survivor, whereupon WildHorse Corp. merged into WildHorse LLC, with WildHorse LLC as the sole survivor (such mergers are collectively referred to herein as the “WildHorse Mergers”), (2) by operation of law, WildHorse LLC, as successor to WildHorse Corp., (x) became the Borrower and (y) possesses all the rights, privileges, powers, franchises and property (real, personal and mixed) of and all debts due to WildHorse Corp., and all rights of creditors, all Liens upon any property, debts, liabilities and duties of WildHorse Corp. attach to WildHorse LLC, including the obligations of the Borrower under the Loan Documents, and (3) WildHorse LLC and WildHorse Co-Issuer have assumed all of the obligations of WildHorse Corp. under that certain Indenture dated as of February 1, 2017, among WildHorse Corp., the guarantors party thereto and U.S. Bank National Association, as trustee.

C.    The Borrower has requested that the Lenders amend the Credit Agreement in certain respects to facilitate the WildHorse Mergers and otherwise amend the Credit Agreement.

D.    Subject to and upon the terms and conditions set forth herein, the undersigned Lenders have agreed to enter into this Sixth Amendment to amend certain provisions of the Credit Agreement as more specifically provided for herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Sixth Amendment, shall have the meaning ascribed to such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Sixth Amendment refer to the Credit Agreement, as amended hereby.
Section 2.Sixth Amendment Effective Date Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Sixth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement shall be amended effective as of the Sixth Amendment Effective Date in the manner provided in this Section 2.
2.1.    Amendment to the Preamble. The preamble is hereby amended by deleting the reference to “(the “Borrower”)” therein.
2.2.    Amendments to Section 1.02.
(a)    The following definitions are hereby amended and restated as follows:
“Agreement” means this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and as the same may be further amended, modified, supplemented or restated from time to time.
“Change in Control” means the occurrence of any of the following:
(a)    Chesapeake shall cease to own, directly or indirectly, 100% of the Equity Interests of the Borrower;
(b)    any “person” or “group” (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such “person” or “group” and their respective subsidiaries and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), shall at any time have acquired direct or indirect “beneficial ownership” (as defined in Rules 13(d)-3 and 13(d)-5 under the Securities Exchange Act of 1934) of the outstanding common Equity Interests of Chesapeake having more than 35% of the aggregate ordinary voting power for the election of directors of Chesapeake; or
(c)    the occupation of a majority of the seats (other than vacant seats) on the board of directors of Chesapeake by individuals who were neither (1) nominated or approved by the board of directors of Chesapeake nor (2) appointed by directors so nominated.
(a)    The following definitions are hereby added where alphabetically appropriate to read as follows:
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Borrower” means (a) prior to the Sixth Amendment Effective Date, WildHorse Corp. and (b) from and after the Sixth Amendment Effective Date, WildHorse LLC, as the sole successor by merger to WildHorse Corp.
“Chesapeake” means Chesapeake Energy Corporation, an Oklahoma corporation.
“Merger Sub” means Coleburn Inc., a Delaware corporation.
“Sixth Amendment” means that certain Sixth Amendment to Credit Agreement, dated as of February 1, 2019, among WildHorse LLC (as successor to WildHorse Corp.), the Guarantors, the Administrative Agent and the Lenders party thereto.
“Sixth Amendment Effective Date” means February 1, 2019.
“WildHorse Co-Issuer” means Brazos Valley Longhorn Finance Corp., a Delaware corporation.
“WildHorse Corp.” means WildHorse Resource Development Corporation, a Delaware corporation.
“WildHorse Indenture” means that certain Indenture (as amended, restated, modified and supplemented from time to time) dated as of February 1, 2017, among WildHorse Corp., the guarantors party thereto and U.S. Bank National Association, as trustee; concurrently with the effectiveness of the WildHorse Mergers, WildHorse LLC and WildHorse Co-Issuer shall become co-issuers thereunder; provided that no amendment, restatement, modification or supplement, including the WildHorse Indenture Modification, shall result in the indebtedness under the WildHorse Indenture ceasing to be Permitted Senior Unsecured Notes.
“WildHorse Indenture Modification” means the supplementation of the WildHorse Indenture to delete therefrom (including by its amendment to read “intentionally omitted” or the like) its Section 4.03, together with such other Sections (if any) of the WildHorse Indenture specified therein.
“WildHorse LLC” means Brazos Valley Longhorn, L.L.C., a Delaware limited liability company.
“WildHorse Merger Agreement” means that certain Agreement and Plan of Merger (as amended, restated, modified and supplemented prior to the Sixth Amendment Effective Date) dated as of October 29, 2018, among Chesapeake, Merger Sub and WildHorse Corp.
“WildHorse Mergers” means, collectively, the merger of WildHorse Corp. into Merger Sub, with WildHorse Corp. as the sole survivor, and the merger of

WildHorse Corp. into WildHorse LLC, with WildHorse LLC as the sole survivor, in each case as contemplated by the WildHorse Merger Agreement.
“WildHorse Notes” means the 6.875% Senior Notes due 2025 issued pursuant to the WildHorse Indenture.
2.3.    Amendments to Section 7.21. The parenthetical phrase in the first sentence of Section 7.21 is hereby amended to read in its entirety as follows:
(including, without limitation, financing Acquisitions and Investments, the purchase of WildHorse Notes (at such price as the Borrower may then deem appropriate) and Redeeming (in whole or in part) the then-outstanding WildHorse Notes, in each case to the extent permitted hereunder)
2.4.    Amendments to Section 9.04. Section 9.04(b) is hereby amended by adding the following sentence to the end thereof:
Notwithstanding the foregoing, the Borrower may (x) offer to purchase WildHorse Notes (at such price as the Borrower may then deem appropriate), (y) purchase WildHorse Notes, and (z) Redeem (in whole or in part) the then-outstanding WildHorse Notes; provided in each case that (1) no Default or Event of Default then exists or results therefrom, (2) immediately after giving effect to such purchase or Redemption, Availability shall not be less than 10% of the total Commitments at such time and (3) the Leverage Ratio, on a pro forma basis, shall not be greater than 3.00 to 1.00 before and immediately after giving effect to such purchase or Redemption.
2.5.    Amendments to Section 9.11. The proviso in Section 9.11 is hereby amended to read in its entirety as follows:
provided that so long as no Default has occurred and is continuing, or would result after giving effect thereto, (a) any Wholly-Owned Subsidiary of the Borrower may participate in a consolidation with any other Wholly-Owned Subsidiary of the Borrower, provided that if any such consolidation involves a Wholly-Owned Subsidiary that is a Guarantor and another Wholly-Owned Subsidiary that is not a Guarantor, the Wholly-Owned Subsidiary that is a Guarantor shall be the surviving Person, (b) the Borrower may participate in a consolidation with any Wholly-Owned Subsidiary of the Borrower so long as the Borrower is the surviving Person and (c) WildHorse Corp. may participate in the WildHorse Mergers.
2.6.    Amendments to Section 9.14. Section 9.14 is hereby amended by:
(a)    amending clause (c) thereof to read in its entirety as follows:
[intentionally deleted];
(b)    amending clause (f) thereof to read in its entirety as follows:

payments by the Borrower (or any direct or indirect parent thereof) and the Subsidiaries pursuant to tax sharing agreements among the Borrower (and any such parent) and the Subsidiaries on customary terms; but payments by Borrower and the Subsidiaries under any such tax sharing agreements shall not exceed the excess (if any) of the amount they would have paid as separate taxpayers (including, with respect to an entity taxed on a pass-through basis, as if it was a taxpaying entity) over the amount they actually pay directly to Governmental Authorities with respect to Taxes, and
2.7.    Amendments to Section 10.01. Section 10.01 is hereby amended by (i) adding the word “or” to the end of clause (m), (ii) replacing the “; or” at the end of clause (n) with “.” and (iii) deleting clause (o).
Section 3.    Amendment Effective Upon WildHorse Indenture Modification. Upon the WildHorse Indenture Modification, Section 8.01 shall be automatically, and without any further action by any party, amended to read as follows:
Section 8.01    Financial Statements; Other Information. The Borrower will furnish to the Administrative Agent (which shall promptly make such information available to the Lenders in accordance with its customary practice):
(a)    Annual Financial Statements. As soon as available and in any event on or before the date that is 95 days after the end of the Borrower’s fiscal year, the audited consolidated balance sheet of the Borrower and the Subsidiaries as at the end of such fiscal year and the related consolidated statements of operations, shareholders’ equity and cash flows for such fiscal year, setting forth comparative consolidated figures for the preceding fiscal years, all in reasonable detail and prepared in accordance with GAAP and certified by independent certified public accountants of recognized national standing whose opinion shall not be materially qualified with a “going concern” or like qualification or exception (other than with respect to, or resulting from, (i) the occurrence of the Maturity Date within one year from the date such opinion is delivered or (ii) any potential inability to satisfy the covenants of Section 9.01 on a future date or in a future period).
(b)    Quarterly Financial Statements. As soon as available and in any event on or before the date that is 60 days after the end of the first three quarterly accounting periods of each fiscal year of the Borrower, the consolidated balance sheet of the Borrower and the Subsidiaries as at the end of such quarterly period and the related consolidated statements of operations, shareholders’ equity and cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, and setting forth comparative consolidated figures for the related periods in the prior fiscal year or, in the case of such consolidated balance sheet, for the last day of the prior fiscal year, all of which shall be certified by a Financial Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows, of the Borrower and its Consolidated

Subsidiaries in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments and the absence of footnotes.
(c)    Other Information.
(i)    Subject to any applicable limitations set forth in the Loan Documents, the Borrower will deliver to the Administrative Agent for filing, registration or recording all documents and instruments, including Uniform Commercial Code or other applicable personal property and financing statements reasonably requested by the Administrative Agent to be filed, registered or recorded to create or continue, as applicable, the Liens intended to be created by any Security Instrument and perfect such Liens to the extent required by, and with the priority required by, such Security Instrument to the Administrative Agent and none of the Collateral shall be subject to any other pledges, security interests or mortgages, except for Liens permitted under Section 9.03.
(ii)    Promptly following any request therefor, (1) such other information regarding the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) or prospects of the Borrower or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender (through the Administrative Agent) may from time to time reasonably request in writing or (2) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act or other applicable anti-money laundering laws.
Documents required to be delivered pursuant to Sections 8.01(a), (b) and (c) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet, (ii) on which such documents are transmitted by electronic mail to the Administrative Agent or (iii) on which such documents are filed of record with the SEC. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of such documents from the Administrative Agent and maintaining its copies of such documents.
(d)    Officer’s Certificates. At the time of the delivery of the financial statements provided for in Sections 8.01(a) and (b), a certificate of a Financial Officer of the Borrower to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall set forth the calculations required to establish whether the Borrower and the Subsidiaries were in compliance with the covenants of Section 9.01 as at the end of such fiscal year or period, as the case may.
(e)    Notice of Default; Litigation. Promptly after a Financial Officer of the Borrower obtains actual knowledge thereof, notice of (f) the occurrence of any event that constitutes a Default or Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto and (g) any litigation or governmental proceeding pending against the Borrower or any Subsidiary for which it would reasonably be expected that an adverse determination is probable, and that such determination would result in a Material Adverse Effect.
(h)    Environmental Matters. Promptly after a Financial Officer of the Borrower obtains written notice from any Governmental Authority of any one or more of the following environmental matters, unless such environmental matters would not, individually, or when aggregated with all other such matters, be reasonably expected to result in a Material Adverse Effect, notice of:
(i)    any condition or occurrence on any Oil and Gas Properties of any Loan Party that would reasonably be expected to result in noncompliance by any Loan Party with any applicable Environmental Law;
(ii)    any condition or occurrence on any Oil and Gas Properties that would reasonably be anticipated to cause such Oil and Gas Properties to be subject to any restrictions on the ownership, occupancy, use or transferability of such Oil and Gas Properties under any Environmental Law; and
(iii)    the conduct of any investigation, or any removal, remedial or other corrective action in response to the actual or alleged presence, release or threatened release of any Hazardous Material on, at, under or from any Oil and Gas Properties.
All such notices delivered under this Section 8.01(f) shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the response thereto.
(i)    Change in Beneficial Ownership Certification. The Borrower will promptly notify the Administrative Agent and each Lender of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in such certification.
Section 4.    Limited Consent and Waiver of Section 8.01(o). Subject to the satisfaction or waiver in writing of each of the conditions precedent set forth in Section 5 hereof and in reliance on the representations, warranties, covenants and agreements set forth in this Sixth Amendment, the Administrative Agent and Lenders hereby waive compliance with Section 8.01(o) resulting from the failure to notify the Administrative Agent at least 30 days before the change (i) in the Borrower’s name from WildHorse Resource Development Corporation to Brazos Valley Longhorn, L.L.C., (ii) of the location of the Borrower’s chief executive office to 6100 North Western Avenue, Oklahoma City, OK 73118, (iii) in the Borrower’s organizational structure from a Delaware corporation to a Delaware limited liability company, (iv) in the Borrower’s organizational number to 7239475, and (v) in the Borrower’s taxpayer identification number to 83-3294278.

Section 5.    Conditions Precedent to Sixth Amendment Effective Date Amendments. The effectiveness of the amendments set forth in Section 2 hereof is subject to the following:
5.1.    The Administrative Agent shall have received counterparts (in such number as may be requested by the Administrative Agent) of this Sixth Amendment duly executed by the Borrower, each Guarantor and the Majority Lenders.
5.2.    No Default or Borrowing Base Deficiency shall have occurred and be continuing as of the date hereof after giving effect to the terms of this Sixth Amendment.
5.3.    The Administrative Agent shall have received all fees and other amounts due and payable to the Administrative Agent or any Lender in connection with this Sixth Amendment, including consent fees for the account of each Lender that has delivered a duly executed counterpart of this Sixth Amendment to the Administrative Agent on or prior to the date hereof (each, a “Consenting Lender”) in an aggregate amount for each such Consenting Lender equal to 5 basis points (0.05%) of such Consenting Lender’s Elected Commitment as of the Sixth Amendment Effective Date.
5.4.    The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require. The Administrative Agent is hereby authorized and directed to declare this Sixth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
5.5.    The Administrative Agent shall have received appropriate UCC search certificates and county-level real property record search results reflecting no prior Liens encumbering the Properties of Merger Sub and WildHorse LLC for each jurisdiction requested by the Administrative Agent; other than Liens permitted by Section 9.03.
5.6.    The Administrative Agent shall have received evidence that all UCC-1 financing statements and UCC-3 amendments to, and continuations of, financing statements in the appropriate jurisdiction or jurisdictions for each Loan Party that the Administrative Agent may deem reasonably necessary to comply with Section 8.14(d) shall have been provided for, and arrangements for the filing thereof in a manner reasonably satisfactory to the Administrative Agent shall have been made. The Borrower acknowledges and agrees that any such financing statement may describe the collateral as “all assets” of Merger Sub, WildHorse LLC or any other Loan Party or words of similar effect as may be required by the Administrative Agent.
5.7.    The WildHorse Mergers shall have occurred or shall be occurring substantially contemporaneously herewith in accordance with the terms of the WildHorse Merger Agreement (with all of the material conditions precedent thereto having been satisfied in all material respects by the parties thereto), and the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that the condition in this Section 5.7 has been satisfied.

5.8.    The Administrative Agent shall have received a true, correct and complete copy of the WildHorse Merger Agreement as of the Sixth Amendment Effective Date, duly executed by the parties thereto.
5.9.    The Administrative Agent shall have received all documentation and other information (including Beneficial Ownership Certifications) about Merger Sub, WildHorse LLC or any other Loan Party as shall have been reasonably requested in writing by the Administrative Agent at least three Business Days before the Sixth Amendment Effective Date and as is mutually agreed to be required by U.S. regulatory authorities under applicable “know your customer”, beneficial ownership and anti-money laundering rules and regulations, and Beneficial Ownership Regulation, including the PATRIOT Act and if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in respect of the Borrower, in each case, that has been requested in writing by the Administrative Agent or any Lender at least one Business Day before the Sixth Amendment Effective Date.
5.10.    The Administrative Agent shall have received an opinion of Baker Botts L.L.P., as special counsel to WildHorse LLC and WildHorse Co-Issuer, including customary organization, due execution, no conflicts and enforceability opinions, in form and substance reasonably acceptable to the Administrative Agent.
5.11.    The Administrative Agent shall have received duly executed counterparts of the amendment to that certain Amended and Restated Credit Agreement (the “Chesapeake Credit Agreement”) dated as of September 12, 2018, among Chesapeake, MUFG Union Bank, N.A., as administrative agent, and the banks and other financial institutions party thereto, pursuant to which, among other things, WildHorse LLC shall be designated as an Unrestricted Subsidiary (as defined in the Chesapeake Credit Agreement).
5.12.    The Administrative Agent shall have received substantially contemporaneously herewith duly executed counterparts of (i) that certain Assumption Agreement dated as of the date hereof, by WildHorse Co-Issuer, in favor of the Administrative Agent and (ii) that certain Amendment No. 4 to Pledge and Security Agreement, dated as of the date hereof, by the Loan Parties.
Section 6.    Conditions Precedent to Amendment Effective Upon WildHorse Indenture Modification. The effectiveness of the amendment set forth in Section 3 hereof is subject to the following:
6.1.    The conditions precedent set forth in Section 5 hereof shall have been satisfied as of the Sixth Amendment Effective Date.
6.2.    The WildHorse Indenture Modification shall have occurred.
6.3.    The Administrative Agent shall have received counterparts of the amendment, supplement or other written agreement providing for the WildHorse Indenture Modification, duly executed by the Borrower, each guarantor party thereto and U.S. Bank, National Association, as trustee.
Section 7.    Miscellaneous.

7.1.    Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Sixth Amendment) shall remain in full force and effect in accordance with its terms following the Sixth Amendment Effective Date, and this Sixth Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
7.2.    No Waiver. Neither the execution by the Administrative Agent or the Lenders of this Sixth Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Sixth Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents, except as expressly provided in Section 4 hereof. Similarly, nothing contained in this Sixth Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, waive, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.
7.3.    Ratification and Affirmation of Loan Parties. Each Loan Party hereby expressly (i) acknowledges the terms of this Sixth Amendment, (ii) ratifies and affirms its obligations under the Guaranty Agreement, the Security Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement, the Security Agreement and the other Loan Documents to which it is a party, (iv) agrees that its guarantee under the Guaranty Agreement and its pledge of collateral under the Security Agreement and any of its obligations under the other Loan Documents to which it is a party remain in full force and effect with respect to the Indebtedness as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Person contained in the Credit Agreement (as amended by this Sixth Amendment) and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to this Sixth Amendment except (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall continue to be true and correct as of such specified earlier date, and (B) to the extent that any such representation and warranty is expressly qualified by reference to materiality, a Material Adverse Effect or similar qualification, in which case such representations and warranties shall be true and correct in all respects, (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Person of this Sixth Amendment are within such Person’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Sixth Amendment constitutes the valid and binding obligation of such Person enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (vii) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Sixth Amendment, no Default or Event of Default exists.
7.4.    Counterparts. This Sixth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Sixth Amendment by facsimile or other electronic transmission (e.g., .pdf) shall be effective as delivery of a manually executed counterpart of this Sixth Amendment.
7.5.    No Oral Agreement. This written Sixth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
7.6.    Governing Law. This Sixth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
7.7.    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Sixth Amendment in accordance with Section 12.03.
7.8.    Severability. Any provision of this Sixth Amendment or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
7.9.    Successors and Assigns. This Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (in each case, as permitted by Section 12.04).
7.10.    Loan Document. This Sixth Amendment shall constitute a “Loan Document” under and as defined in Section 1.02.
[Signature Pages Follow]

The parties hereto have caused this Sixth Amendment to be duly executed as of the day and year first above written.

BORROWER:	BRAZOS VALLEY LONGHORN, L.L.C., a Delaware limited liability company and successor by merger to WildHorse Resource Development Corporation, a Delaware corporation

	By:	/s/ Erik S. Fares
	Name:	Erik S. Fares
	Title:	Vice President and Treasurer

Signature Page to Sixth Amendment to Credit Agreement
WildHorse Resource Development Corporation

GUARANTORS:
WILDHORSE RESOURCES II, LLC, a Delaware limited liability company
By: Brazos Valley Longhorn, L.L.C., its sole member
ESQUISTO RESOURCES II, LLC, a Texas limited liability company
By: Brazos Valley Longhorn, L.L.C., its sole member
WHE ACQCO., LLC, a Delaware limited liability company
By: Brazos Valley Longhorn, L.L.C., its sole member
WHR EAGLE FORD LLC, a Delaware limited liability company
By: Brazos Valley Longhorn, L.L.C., its sole member
BURLESON SAND LLC, a Delaware limited liability company
By: Brazos Valley Longhorn, L.L.C., its sole member
WHCC INFRASTRUCTURE LLC, a Delaware limited liability company
By: Brazos Valley Longhorn, L.L.C., its sole member

By:	/s/ Erik S. Fares
Name:	Erik S. Fares
Title:	Vice President and Treasurer

Signature Page to Sixth Amendment to Credit Agreement
WildHorse Resource Development Corporation

WILDHORSE RESOURCES MANAGEMENT COMPANY, LLC, a Delaware limited liability company
By: WildHorse Resources II, LLC, its sole member, By: Brazos Valley Longhorn, L.L.C., its sole member

By:	/s/ Erik S. Fares
Name:	Erik S. Fares
Title:	Vice President and Treasurer

PETROMAX E&P BURLESON, LLC, a Texas limited liability company
By: Esquisto Resources II, LLC, its sole member, By: Brazos Valley Longhorn, L.L.C., its sole member

By:	/s/ Erik S. Fares
Name:	Erik S. Fares
Title:	Vice President and Treasurer

BURLESON WATER RESOURCES, LLC, a Texas limited liability company
By: Esquisto Resources II, LLC, its sole member, By: Brazos Valley Longhorn, L.L.C., its sole member

By:	/s/ Erik S. Fares
Name:	Erik S. Fares
Title:	Vice President and Treasurer

Signature Page to Sixth Amendment to Credit Agreement
WildHorse Resource Development Corporation

BRAZOS VALLEY LONGHORN FINANCE CORP., a Delaware corporation

By:	/s/ Erik S. Fares
Name:	Erik S. Fares
Title:	Vice President and Treasurer

Signature Page to Sixth Amendment to Credit Agreement
WildHorse Resource Development Corporation

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Michael Real
Name:	Michael Real
Title:	Director

Signature Page to Sixth Amendment to Credit Agreement
WildHorse Resource Development Corporation

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tinerina
Title:	Managing Director

Signature Page to Sixth Amendment to Credit Agreement
WildHorse Resource Development Corporation

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Raza Jafferi
Name:	Raza Jafferi
Title:	Director

Signature Page to Sixth Amendment to Credit Agreement
WildHorse Resource Development Corporation

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

Signature Page to Sixth Amendment to Credit Agreement
WildHorse Resource Development Corporation

CITIBANK, N.A., as a Lender

By:	/s/ Jeff Ard
Name:	Jeff Ard
Title:	Vice President

Signature Page to Sixth Amendment to Credit Agreement
WildHorse Resource Development Corporation

COMERICA BANK, as a Lender

By:	/s/ Britney P. Geidel
Name:	Britney P. Geidel
Title:	Portfolio Manager

Signature Page to Sixth Amendment to Credit Agreement
WildHorse Resource Development Corporation

BOKF, NA DBA BANK OF TEXAS, as a Lender

By:	/s/ Martin W. Wilson
Name:	Martin W. Wilson
Title:	Senior Vice President

Signature Page to Sixth Amendment to Credit Agreement
WildHorse Resource Development Corporation

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Jo Linda Papadakis
Name:	Jo Linda Papadakis
Title:	Authorized Officer

Signature Page to Sixth Amendment to Credit Agreement
WildHorse Resource Development Corporation

COMPASS BANK, as a Lender

By:	/s/ Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title:	Managing Director

Signature Page to Sixth Amendment to Credit Agreement
WildHorse Resource Development Corporation

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

Signature Page to Sixth Amendment to Credit Agreement
WildHorse Resource Development Corporation

FIFTH THIRD BANK, as a Lender

By:	/s/ Justin Bellamy
Name:	Justin Bellamy
Title:	Director

Signature Page to Sixth Amendment to Credit Agreement
WildHorse Resource Development Corporation

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John C. Lozano
Name:	John C. Lozano
Title:	Senior Vice President

Signature Page to Sixth Amendment to Credit Agreement
WildHorse Resource Development Corporation

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s Scott Myatt
Name:	Scott Myatt
Title:	Executive Director

Signature Page to Sixth Amendment to Credit Agreement
WildHorse Resource Development Corporation

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sandra Salazar
Name:	Sandra Salazar
Title:	Managing Director

Signature Page to Sixth Amendment to Credit Agreement
WildHorse Resource Development Corporation

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ James Giordano
Name:	James Giordano
Title:	Senior Vice President

Signature Page to Sixth Amendment to Credit Agreement
WildHorse Resource Development Corporation

REGIONS BANK, as a Lender

By:	/s/ Miles Matter
Name:	Miles Matter
Title:	Vice President

Signature Page to Sixth Amendment to Credit Agreement
WildHorse Resource Development Corporation

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s Jason A. Zilewicz
Name:	Jason A. Zilewicz
Title:	Director

Signature Page to Sixth Amendment to Credit Agreement
WildHorse Resource Development Corporation

CATHAY BANK, as a Lender

By:	/s Stephen V. Bacala II
Name:	Stephen V. Bacala II
Title:	Vice President

Signature Page to Sixth Amendment to Credit Agreement
WildHorse Resource Development Corporation

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Mahesh Mohan
Name:	Mahesh Mohan
Title:	Authorized Signatory

Signature Page to Sixth Amendment to Credit Agreement
WildHorse Resource Development Corporation

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ Vikram Nath
Name:	Vikram Nath
Title:	Director

By:	/s Brian O'Keefe
Name:	Brian 'Keefe
Title:	Vice President

Signature Page to Sixth Amendment to Credit Agreement
WildHorse Resource Development Corporation